EXHIBIT 99.1

                                 CAPITAL STRUCTURE

Common Stock

As of January 24, 2002 the Company had 52,671,128 shares of common stock issued and outstanding. (This includes approximately 10,957,300 shares to be returned to Bion upon distribution to CPTX's shareholders and which for accounting purposes will be "eliminated" on consolidation with Centerpoint).

Options

As of January 24, 2002, the Company had the following options outstanding:

Options Vested

                       Exercise Price     Shares       Expiration
                       --------------    ---------     ----------

     Directors           $ 1.55             11,112      08/19/02
       Plan              $ 2.04             11,112      08/19/02
                         $ 2.91             11,112      11/17/03
                         $ 1.61             10,000      08/04/04
                                         ---------
     Total Directors                        43,336
                                         =========

                       Exercise Price     Shares       Expiration
                       --------------    ---------     ----------

     Employee            $  .95                667      12/31/03
        Plans            $ 1.00             25,000      12/31/03
                         $ 1.10            162,524      12/31/02
                         $ 1.10             37,500      06/30/03
                         $ 1.10            319,834      12/31/03
                         $ 1.10            125,000      12/31/04
                         $ 1.22              5,000      12/31/03
                         $ 1.25            169,445      12/31/03
                         $ 1.50             66,000      08/17/03
                         $ 1.50             50,502      12/31/03
                         $ 2.00            159,513      12/31/02
                         $ 2.00             25,000      07/31/03
                         $ 2.00             90,000      07/31/04
                         $ 2.25             10,000      12/31/03
                         $ 2.50              5,000      12/31/02
                         $ 2.50             40,000      12/31/03
                         $ 2.50             75,000      06/30/03
                         $ 2.70             55,556      12/31/02
                                         ---------
     Total Employees                     1,421,541
                                         =========

     Total (Directors
      and Employees)                     1,464,877
                                         =========






Options Non-Vested

                  Exercise
                   Price      Shares      Vesting Dates       Expiration
                  --------  ---------   -----------------   ---------------
Employee Plans    $ 1.00       90,000       12/17/02        12/31/03
                  $ 1.10       49,201       04/30/02        12/31/02
                  $ 1.10       37,500       12/31/02        06/30/03
                  $ 1.10       67,166   03/01/02-07/15/03   12/31/03
                  $ 1.10      290,000   03/31/02-12/31/03   12/31/04
                  $ 1.22       10,000   04/09/02-01/09/03   12/31/03
                  $ 1.50       37,165   02/01/02-11/01/02   12/31/03
                  $ 1.50       20,000   06/06/02-06/06/03   12/31/05
                  $ 1.60       35,000       07/13/02        07/13/04
                  $ 1.60       35,000       07/13/03        07/13/05
                  $ 2.00       20,000       04/21/02        12/31/03
                  $ 2.50       20,000       04/21/02        12/31/03
                            ---------
     Total                    711,032
                            ---------

     Total Vested
     and Non-Vested         2,175,909
                            =========







Warrants

As of January 24, 2002, the Company had the following warrants outstanding:

Warrant             Shares         Expiration Date        Exercise Price
-------          ---------         ---------------        --------------

Class D2C-W         24,550            06/30/04               $ 2.50
Class G-6            3,148            04/20/02               $ 5.40
Class J-1           30,000            12/31/04               $ 2.00
Class J-1A (1    1,198,500            12/31/04               $  .60
Class J-1AA(2)     175,950            12/31/04               $  .75
Class J-1B (3)     300,450            12/31/05               $  .60
Class J-1C (4)     457,688            12/31/05               $  .60
Class J-1D (5)     308,264            12/31/04               $ 1.50
Class J-2           65,000            12/31/04               $ 1.50
Class SV        10,373,427            02/16/06               $  .75
Class O          1,000,000            01/15/06               $  .90
                 ---------                                 -----------
                13,628,713                                 $ .60-5.40
                 =========                                 ===========

1. Class J-1A Warrants may be called for redemption if the bid price for our common stock is above $1.40.

2. Class J-1AA Warrants may be called for redemption if the bid price for our common stock is above $1.50.

3. Class J-1B Warrants may be called for redemption if the bid price for our common stock is above $1.40.

4. Class J-1C Warrants may be called for redemption if the bid price for our common stock is above $1.40.

5. Class J-1D Warrants may be called for redemption if the bid price for our common stock is above $3.50.